UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

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Maguire Properties, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, If other than the Registrant)

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MAGUIRE PROPERTIES, INC.

1733 Ocean Avenue, Suite 400

Santa Monica, California 90401

PROXY STATEMENT AMENDMENT NO. 1

EXPLANATORY NOTE

The Company’s Definitive Proxy Materials filed with the Securities and Exchange Commission on April 30, 2007 (the “Proxy Materials”) require clarification in the Company’s “Compensation Discussion and Analysis” disclosure, specifically in certain sections of the description of the Company’s 2003 Incentive Award Plan and in certain sections under the heading “Impact of Tax and Accounting Treatment on Executive Compensation.” Additionally, “Item 3 – Approval of Second Amended and Restated Incentive Award Plan” and the proposed Second Amended and Restated 2003 Incentive Award Plan attached thereto as Appendix I erroneously reflected a proposed change to a definition in the Company’s 2003 Incentive Award Plan. The purpose of this Amendment No. 1 to the Proxy Materials (“Amendment No. 1”) is to make necessary clarifications and correct these errors as specifically set forth below.

On page 17 of the Proxy Materials, in the last sentence of the section entitled “Adjustments and Corporate Transactions,” the description of a proposed amendment to remove an exception from the definition of change in control for the acquisition, directly or indirectly, by Robert F. Maguire III or his family, or any entity controlled thereby, of beneficial ownership (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 35% or more of the combined voting power of the Company’s then outstanding voting securities was erroneously included. The Proxy Materials are hereby amended to correct such error by deleting such sentence in its entirety.

Accordingly, on page I-2 of the Proxy Materials, Section 1.6(i) of the proposed Second Amended and Restated 2003 Incentive Award Plan is hereby amended to read as follows:

1.6. “Change in Control” shall mean the occurrence of any of the following events:

(i) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 35% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(A) an acquisition of securities by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B) an acquisition of securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(C) an acquisition of securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii), or

(D) any direct or indirect acquisition of securities by Robert F. Maguire III or his family, or any entity controlled thereby;

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this clause (i): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 35% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 35% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control;

The corrected Second Amended and Restated 2003 Incentive Award Plan to be approved by the stockholders at the Annual Meeting is attached to this Amendment No. 1 as Appendix I.

On page 29 of the Proxy Materials, the first paragraph of the Section entitled “Stock Options” is amended and restated in its entirety to make certain clarifications to the required exercise price of nonqualified stock options and incentive stock options as follows:

The Compensation Committee may grant stock options to certain executives pursuant to the terms of our Incentive Award Plan. The exercise price of nonqualified stock options and incentive stock options will be at least 100% of the fair market value of our Common Stock on the date of grant. Incentive stock options granted to optionees who own more than 10% of the outstanding Common Stock on the date of grant must have an exercise price that is at least 110% of fair market value of the Common Stock on the grant date. Incentive stock options granted under our Incentive Award Plan will expire no later than ten years after the date of grant, or five years after the date of grant with respect to optionees who own more than 10% of the outstanding Common Stock on the grant date. Our Incentive Award Plan provides that options are exercisable in whole or in part by written notice to us, specifying the number of shares being purchased and accompanied by payment of the purchase price for such shares. Our Incentive Award Plan generally does not permit the transfer of options, but the Compensation Committee may provide that nonqualified stock options may be transferred pursuant to a domestic relations order or to a family member.

On pages 40–41 of the Proxy Materials, the Section entitled “Section 409A” is amended to add the following clarification of the Company’s future intentions to the end of the paragraph:

We are continuing to evaluate all of our compensation arrangements in light of new guidance issued by the Treasury Department interpreting Code Section 409A and intend to take all necessary steps to ensure that compensation paid to our executive officers does not become subject to additional taxes or penalties as a result of the application of this provision.

2

Voting of Shares

If you have already returned your proxy voting form, you do not need to submit a new form unless you wish to change your vote. Proxy voting forms already returned by stockholders will remain valid and will be voted at the Annual Meeting unless revoked. You may revoke your proxy by sending to Mark T. Lammas, Executive Vice President and Secretary, Maguire Properties, Inc., 1733 Ocean Avenue, Suite 400, Santa Monica, California 90401, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

If you have not yet returned your proxy voting form, please vote as soon as possible. You may use either the proxy voting form enclosed with the Proxy Materials or the proxy voting form enclosed with this Amendment No. 1.

You are urged to sign, date and return the enclosed proxy in the envelope provided. No further postage is required if the envelope is mailed within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares at the meeting, you may do so. Your cooperation in giving this matter your prompt attention will be appreciated.

By Order of Our Board of Directors

Mark T. Lammas

Executive Vice President and Secretary

May 10, 2007

3

APPENDIX I

SECOND AMENDED AND RESTATED 2003 INCENTIVE AWARD PLAN

OF

MAGUIRE PROPERTIES, INC.,

MAGUIRE PROPERTIES SERVICES, INC. AND

MAGUIRE PROPERTIES, L.P.

Maguire Properties, Inc., a Maryland corporation (the “Company”), Maguire Properties Services, Inc., a Maryland corporation (the “Services Company”), and Maguire Properties, L.P., a Maryland limited partnership (the “Partnership”), have adopted the Second Amended and Restated 2003 Incentive Award Plan of Maguire Properties, Inc., Maguire Properties Services, Inc. and Maguire Properties, L.P. (the “Plan”), effective as of April     , 2007, for the benefit of their eligible employees, consultants and directors and those of their subsidiaries. This Plan amends and restates in its entirety the Amended and Restated 2003 Incentive Award Plan of Maguire Properties, Inc., Maguire Properties Services, Inc. and Maguire Properties, L.P.

The purposes of the Plan are as follows:

(1) To provide an additional incentive for directors, key employees and consultants of the Company, the Services Company and their subsidiaries and employees and consultants of the Partnership and its subsidiaries to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and rights which recognize such growth, development and financial success.

(2) To enable the Company, the Services Company, the Partnership and their subsidiaries, to obtain and retain the services of directors, key employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company, Profits Interest Units in the Partnership, and rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1. “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

1.2. “Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award, a Profits Interest Unit or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, “Awards”).

1.3. “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4. “Award Limit” shall have the meaning set forth in Section 2.1(b).

1.5. “Board” shall mean the Board of Directors of the Company.

1.6. “Change in Control” shall mean the occurrence of any of the following events:

(i) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 35% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(A) an acquisition of securities by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B) an acquisition of securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(C) an acquisition of securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii), or

(D) any direct or indirect acquisition of securities by Robert F. Maguire III or his family, or any entity controlled thereby;

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this clause (i): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 35% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 35% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control;

(ii) individuals who, as of the date of the closing of the initial public offering of the Common Stock, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election by the Company’s shareholders, or nomination for election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(iii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor

Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B) after which no person or group beneficially owns voting securities representing 35% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 35% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iv) approval by the Company’s shareholders of a liquidation or dissolution of the Company.

For purposes of clause (i) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s shareholders, and for purposes of clause (iii) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s shareholders.

1.7. “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.8. “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

1.9. “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

1.10. “Company” shall mean Maguire Properties, Inc., a Maryland corporation.

1.11. “Company Consultant” shall mean any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Company Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Company Subsidiary to render such services.

1.12. “Company Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Company Subsidiary.

1.13. “Company Subsidiary” shall mean (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company or by one or more other Company Subsidiaries or by the Company and one or more Company Subsidiaries; provided, however, that “Company Subsidiary” shall not include the Services Company, any Services Company Subsidiary, the Partnership, or any Partnership Subsidiary.

1.14. “Consultant” shall mean any Company Consultant, Services Company Consultant or Partnership Consultant.

1.15. “Deferred Stock” shall mean Common Stock awarded under Article VIII of the Plan.

1.16. “Director” shall mean a member of the Board or a Services Company Director.

1.17. “Director Restricted Stock Award” shall have the meaning set forth in Section 7.2.

1.18. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

1.19. “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.20. “Employee” shall mean any Company Employee, Services Company Employee or Partnership Employee.

1.21. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.22. “Fair Market Value” means, as of any given date, (a) if the Common Stock is traded on an exchange, the closing price of a share of Common Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if the Common Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or (c) if the Common Stock is not publicly traded, the fair market value established by the Administrator acting in good faith.

1.23. “Holder” shall mean a person who has been granted or awarded an Award.

1.24. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.25. “Independent Director” shall mean a member of the Board who is not an Employee.

1.26. “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator or which is designated as an “Incentive Stock Option” but does not conform to the applicable provisions of Section 422 of the Code.

1.27. “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to individuals other than employees of the Company or any “parent corporation” or “subsidiary corporation” of the Company, within the meaning of Section 424(e) and 424(f), respectively, of the Code, shall be Non-Qualified Stock Options.

1.28. “Partnership” shall mean Maguire Properties, L.P., a Maryland limited partnership.

1.29. “Partnership Agreement” shall mean the Amended and Restated Agreement of Limited Partnership of Maguire Properties, L.P., dated as of June, 27, 2003, as the same may be amended, modified or restated from time to time.

1.30. “Partnership Consultant” shall mean any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Partnership or any Partnership Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Partnership or any Partnership Subsidiary to render such services.

1.31. “Partnership Employee” shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership or any entity which is then a Partnership Subsidiary.

1.32. “Partnership Holder Purchased Shares” shall have the meaning set forth in Section 6.4.

1.33. “Partnership Purchase Price” shall have the meaning set forth in Section 6.4.

1.34. “Partnership Purchased Shares” shall have the meaning set forth in Section 6.4.

1.35. “Partnership Subsidiary” shall mean (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Partnership or by one or more other Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries; provided, however, that “Partnership Subsidiary” shall not include the Services Company or any Services Company Subsidiary.

1.36. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock, Profits Interest Units or a combination thereof, awarded under Article VIII of the Plan.

1.37. “Performance Criteria” shall mean the following business criteria with respect to the Company, the Services Company, the Partnership, any Subsidiary or any division or operating unit thereof: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Common Stock, and market share, any of which may be measured either in absolute terms, by comparison to performance in an earlier period or periods, any incremental increase or as compared to results of a peer group, industry index, or other company or companies. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for the applicable performance period for the Section 162(m) Participant.

1.38. “Plan” shall mean the Second Amended and Restated 2003 Incentive Award Plan of Maguire Properties, Inc., Maguire Properties Services, Inc. and Maguire Properties, L.P.

1.39. “Profits Interest Unit” means, to the extent authorized by the Partnership Agreement, a unit of the Partnership that is intended to constitute a “profits interest” within the meaning of the Code, Treasury Regulations promulgated thereunder, and any published guidance by the Internal Revenue Service with respect thereto.

1.40. “Public Trading Date” shall mean the first date upon which Common Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

1.41. “REIT” shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

1.42. “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

1.43. “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.44. “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.45. “Securities Act” shall mean the Securities Act of 1933, as amended.

1.46. “Services Company” shall mean Maguire Properties Services, Inc., a Maryland corporation.

1.47. “Services Company Consultant” shall mean any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Services Company or any Services Company Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Services Company or any Services Company Subsidiary to render such services.

1.48. “Services Company Director” shall mean a member of the Board of Directors of the Services Company who is not (i) an employee, officer or affiliate of the Company, the Services Company or a subsidiary or division of the foregoing, or a relative of a principal executive officer, and who is not an individual member of an organization acting as an advisor, consultant or legal counsel receiving compensation on a continuing basis from the Company or the Services Company in addition to directors’ fees, or (b) an Independent Director.

1.49. “Services Company Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Services Company or any corporation, partnership or limited liability company which is then a Services Company Subsidiary.

1.50. “Services Company Holder Purchased Shares” shall have the meaning set forth in Section 6.5.

1.51. “Services Company Purchase Price” shall have the meaning set forth in Section 6.5.

1.52. “Services Company Purchased Shares” shall have the meaning set forth in Section 6.5.

1.53. “Services Company Subsidiary” shall mean (i) a corporation, association or other business of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Services Company or by one or more Services Company Subsidiaries or by the Services Company and one or more Services Company Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Services Company or by one or more Services Company Subsidiaries or by the Services Company and one or more Services Company Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Services Company or by one or more Services Company Subsidiaries or by the Services Company and one or more Services Company Subsidiaries.

1.54. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

1.55. “Stock Payment” shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

1.56. “Subsidiary” shall mean any Company Subsidiary, Services Company Subsidiary or Partnership Subsidiary.

1.57. “Substitute Award” shall mean an Option granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

1.58. “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company, a Company Subsidiary, the Services Company, a Services Company Subsidiary, the Partnership or a Partnership Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company, a Company Subsidiary, the Services Company, a Services Company Subsidiary, the Partnership or a Partnership Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company, a Company Subsidiary, the Services Company, a Services Company Subsidiary, the Partnership or a Partnership Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.59. “Termination of Directorship” shall mean the time when a Holder who is an Independent Director or a Services Company Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors and Services Company Directors.

1.60. “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company, a Company Subsidiary, the Services Company, a Services Company Subsidiary, the Partnership or a Partnership Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company, a Company Subsidiary, the Services Company, a Services Company Subsidiary, the Partnership or a Partnership Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company, a Company Subsidiary, the Services Company, a Services Company Subsidiary, the Partnership or a Partnership Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

SHARES SUBJECT TO PLAN

2.1. Shares Subject to Plan.

(a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company’s Common Stock. Subject to adjustment as provided in Section 11.3, the aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed 6,050,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares. Subject to adjustment as provided in Section 11.3 hereof, each Profits Interest Unit issued pursuant to an Award shall count as one share of Common Stock for purposes of calculating the aggregate number of shares of Common Stock available for issuance under the Plan as set forth in this Section 2.1(a) and for purposes of calculating the Award Limit.

(b) Notwithstanding any provision in the Plan to the contrary, and subject to Section 11.3, the maximum number of shares of Common Stock which may be subject to one or more Awards that may be granted to any one individual in any calendar year shall not exceed 1,500,000 and the maximum amount that may be paid in cash to any one individual in any calendar year with respect to one or more Performance Awards not denominated in Common Stock or otherwise for which the foregoing limitation would not be an effective limitation shall be $2,000,000 (the “Award Limit”); provided, however, that following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the Plan (within the meaning of Section 162(m) of the Code and the regulations issued thereunder); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; (iv) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

2.2. Add-back of Options and Other Rights. To the extent that an Award terminates, expires or is canceled without having been fully exercised, any shares of Common Stock subject to the Award may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall be counted as issued or transferred under the Plan and shall not subsequently be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to this Plan. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.

GRANTING OF AWARDS

3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2. Provisions Applicable to Section 162(m) Participants.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4. Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company, a Company Subsidiary, the Services Company, a Services Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of a Director, until the next annual meeting of stockholders of the Company or the next election of Services Company Directors, as applicable).

3.5. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, or as a director of, the Company, a Company Subsidiary, the Services Company, a Services Company Subsidiary, the Partnership or a Partnership Subsidiary, or shall interfere with or restrict in any way the rights of any such entity, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and such entity.

ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES, CONSULTANTS AND DIRECTORS

4.1. Eligibility. Any Employee, Consultant or Services Company Director selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing “subsidiary corporation” or “parent corporation” (each within the meaning of Section 424 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an employee of the Company any “parent corporation” or “subsidiary corporation” of the Company within the meaning of Section 424(e) and Section 424(f) , respectively, of the Code.

4.4. Granting of Options to Employees, Consultants and Directors.

(a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i) Determine which Employees are key Employees and select from among the key Employees, Consultants and Services Company Directors (including Employees, Consultants and Services Company Directors who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees, Consultants and Services Company Directors;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b) Upon the selection of a key Employee, Consultant or Services Company Director to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

4.5. Granting of Options to Independent Directors. During the term of the Plan, each person who is an Independent Director as of the Public Trading Date automatically shall be granted (a) an Option to purchase 7,500 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the Public Trading Date, and (b) an Option to purchase 5,000 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of each annual meeting of stockholders after the Public Trading Date at which the Independent Director is reelected to the Board. During the term of the Plan, a person who is initially elected to the Board after the Public Trading Date and who is an Independent Director at the time of such initial election automatically shall be granted (x) an Option to purchase 7,500 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of such initial election, and (y) an Option to purchase 5,000 shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of each annual meeting of stockholders after such initial election at which the Independent Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (x) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (y) of the preceding sentence. All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

4.6. Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors and Services Company Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors and Services Company Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.

TERMS OF OPTIONS

5.1. Option Price. The price per share of the shares subject to each Option granted to Employees, Consultants and Services Company Directors shall be set by the Committee; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and provided, further, that, in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” or “parent corporation” thereof (each within the meaning of Section 424 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.2. Option Term. The term of an Option granted to an Employee, Consultant or Services Company Director shall be set by the Committee in its discretion; provided, however, that the term shall not be more than 10 years from the date the Option is granted, or, in the case of Incentive Stock Options, five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” or “parent corporation” thereof (each within the meaning of Section 424 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder or Termination of Directorship of the Services Company Director, or amend any other term or condition of such Option relating to such a termination.

5.3. Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Consultant or Services Company Director vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which such Option vests.

(b) No portion of an Option granted to an Employee, Consultant or Services Company Director which is unexercisable at Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

(c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

5.4. Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the price of each share subject to each Option granted to Independent Directors on the Public Trading Date shall equal the initial public offering price per share of Common Stock. Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33 1/3% on each of the first, second and third anniversaries of the date of Option grant and, subject to Section 6.9, the term of each Option granted to an Independent Director shall be 10 years from the date the Option is granted, except that any Option granted to an Independent Director may by its terms become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company’s retirement policy applicable to directors. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

5.5. Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

(b) The aggregate exercise price thereof;

does not exceed the excess of:

(c) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(d) The aggregate exercise price of such shares.

ARTICLE VI.

EXERCISE OF OPTIONS

6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full payment (in cash or by check) to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock, duly endorsed for transfer to the Company, which have been held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences to the Company and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (v) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii), (iv) and (v). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company, the Services Company, the Partnership or any Subsidiary when or where such loan or other extension of credit is prohibited by law. Notwithstanding the foregoing, (i) in no event shall any loan that is prohibited by the Sarbanes-Oxley Act of 2002 or that is inconsistent with the Company’s qualification as a REIT be permitted under the Plan and (ii) any loan that is made hereunder at any time which is then not prohibited by the Sarbanes-Oxley Act of 2002 shall become due and payable in full immediately before the loan would be prohibited by the Sarbanes-Oxley Act of 2002.

6.3. Transfer of Shares to a Company Employee, Consultant or Independent Director. As soon as practicable after receipt by the Company, pursuant to Section 6.2(d), of payment for the shares with respect to which an Option (which in the case of a Company Employee, Company Consultant or Independent Director was issued to and is held by such Holder in such capacity), or portion thereof, is exercised by a Holder who is a Company Employee, Independent Director or Company Consultant, then, with respect to each such exercise, the Company shall transfer to the Holder the number of shares equal to

(a) The amount of the payment made by the Holder to the Company pursuant to Section 6.2(d), divided by

(b) The price per share of the shares subject to the Option as determined pursuant to Section 5.1.

6.4. Transfer of Shares to a Partnership Employee or Consultant. As soon as practicable after receipt by the Company, pursuant to Section 6.2(d), of payment for the shares with respect to which an Option (which was issued to and is held by a Partnership Employee or Partnership Consultant in such capacity), or portion thereof, is exercised by a Holder who is a Partnership Employee or Partnership Consultant, then, with respect to each such exercise:

(a) the Company shall transfer to the Holder the number of shares equal to (A) the amount of the payment made by the Holder to the Company pursuant to Section 6.2(d) divided by (B) the Fair Market Value of a share of Common Stock at the time of exercise (the “Partnership Holder Purchased Shares”);

(b) the Company shall sell to the Partnership the number of shares (the “Partnership Purchased Shares”) equal to the excess of (i) the amount obtained by dividing (A) the amount of the payment made by the Holder to the Company pursuant to Section 6.2(d) by (B) the price per share of the shares subject to the Option as determined pursuant to Section 5.1, over (ii) the Partnership Holder Purchased Shares. The price to be paid by the Partnership to the Company for the Partnership Purchased Shares (the “Partnership Purchase Price”) shall be an amount equal to the product of (x) the number of Partnership Purchased Shares multiplied by (y) the Fair Market Value of a share of Common Stock at the time of the exercise; and

(c) as soon as practicable after receipt of the Partnership Purchased Shares by the Partnership, the Partnership shall transfer such shares to the Holder at no additional cost, as additional compensation.

6.5. Transfer of Shares to a Services Company Employee, Consultant or Director. As soon as practicable after receipt by the Company, pursuant to Section 6.2(d), of payment for the shares with respect to which an Option (which was issued to and is held by a Services Company Employee, Services Company Director or Services Company Consultant in such capacity), or portion thereof, is exercised by a Holder who is a Services Company Employee, Services Company Director or Services Company Consultant, then, with respect to each such exercise:

(a) the Company shall transfer to the Holder the number of shares equal to (A) the amount of the payment made by the Holder to the Company pursuant to Section 6.2(d) divided by (B) the Fair Market Value of a share of Common Stock at the time of exercise (the “Services Company Holder Purchased Shares”);

(b) the Company shall sell to the Services Company the number of shares (the “Services Company Purchased Shares”) equal to the excess of (i) the amount obtained by dividing (A) the amount of the payment made by the Holder to the Company pursuant to Section 6.2(d) by (B) the price per share of the shares subject to the Option as determined pursuant to Section 5.1, over (ii) the Services Company Holder Purchased Shares. The price to be paid by the Services Company to the Company for the Services Company Purchased Shares (the “Services Company Purchase Price”) shall be an amount equal to the product of (x) the number of Services Company Purchased Shares multiplied by (y) the Fair Market Value of a share of Common Stock at the time of the exercise; and

(c) as soon as practicable after receipt of the Services Company Purchased Shares by the Services Company, the Services Company shall transfer such shares to the Holder at no additional cost, as additional compensation.

6.6. Transfer of Payment to the Partnership. As soon as practicable after receipt by the Company of the amounts described in Sections 6.2(d), 6.4(b) and 6.5(b), the Company shall contribute to the Partnership an amount of cash equal to such payments and the Partnership shall issue an additional interest in the Partnership on the terms set forth in the Partnership Agreement.

6.7. Conditions to Issuance of Stock Certificates. None of the Company, the Partnership or the Services Company shall be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company, the Services Company or the Partnership of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

6.8. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company, the Partnership or the Services Company, as applicable, to such Holders.

6.9. Exercise, Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the exercise of an Option and the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

6.10. Limitations on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of 12 months from the date of the Holder’s death;

(b) The expiration of 12 months from the date of the Holder’s Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

(c) The expiration of six months from the date of the Holder’s Termination of Directorship for any reason other than such Holder’s death or his or her permanent and total disability, unless the Holder dies within said six-month period; or

(d) The expiration of 10 years from the date the Option was granted.

6.11. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.

AWARD OF RESTRICTED STOCK

7.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee, Director or Consultant whom the Administrator determines should receive such an Award. Each Independent Director of the Company shall also be eligible for Restricted Stock awards at the times and in the manner set forth in Section 7.3.

7.2. Award of Restricted Stock.

(a) The Administrator may from time to time, in its absolute discretion:

(i) Determine which Employees are key Employees and select from among the key Employees, Directors or Consultants (including Employees, Directors or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions (including, without limitation, in the case of awards to Employees, Consultants or Directors of the Services Company, any Services Company Subsidiary, the Partnership or any Partnership Subsidiary, the mechanism for the transfer of the Restricted Stock and payment therefor, and any surrender of such Restricted Stock pursuant to Section 7.5) applicable to such Restricted Stock, consistent with the Plan.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price, if any, shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c) Upon the selection of a key Employee, Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3 Award of Restricted Stock to Independent Directors. Commencing with the Company’s 2007 annual meeting of stockholders, on the date of each annual meeting of stockholders of the Company, each individual who is elected or re-elected as an Independent Director at such annual meeting and each individual who otherwise continues to be an Independent Director immediately following such meeting shall automatically be granted 1,000 shares of Restricted Stock (subject to adjustment as provided in Section 11.3) at a purchase price equal to $0.01 per share (each, a “Director Restricted Stock Award”). Subject to the Independent Director’s continued service with the Company, each Director Restricted Stock Award shall vest with respect to 33 1/3% of the shares subject thereto on each of the first, second and third anniversaries of the date of grant. To the extent otherwise eligible, members of the Board who are employees of the Company who subsequently retire from the

Company and remain on the Board will receive, at each annual meeting of stockholders after his or her retirement from employment with the Company, a Director Restricted Stock Award.

7.4. Rights as Stockholders. Subject to Section 7.5, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.7, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.5.

7.5. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or service with the Company, the Partnership, the Services Company or a Subsidiary, performance of the Company, the Partnership, the Services Company or a Subsidiary and individual performance; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued; and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no cash consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company, the Partnership or the Services Company, as applicable, without consideration, upon a Termination of Employment, Termination of Directorship or Termination of Consultancy.

7.6. Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Award Agreement that the Company, the Partnership, the Services Company or their Subsidiaries shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Directorship or Termination of Consultancy, at a cash price per share equal to the price paid by the Holder for such Restricted Stock.

7.7. Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.8. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

ARTICLE VIII.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,

DEFERRED STOCK, STOCK PAYMENTS, PROFITS INTEREST UNITS

8.1. Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee whom the Administrator determines is a key Employee or any Director or Consultant whom the Administrator determines should receive such an Award.

8.2. Performance Awards.

(a) Any key Employee, Director or Consultant selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee, Director or Consultant.

(b) Without limiting Section 8.2(a), the Administrator may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum amount of any Performance Award payable to a 162(m) Participant under this Section 8.2(b) shall not exceed the Award Limit with respect to any calendar year. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

8.3. Dividend Equivalents.

(a) Any key Employee, Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b) Any Holder of an Option who is an Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(c) Any Holder of an Option who is an Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

(d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

8.4. Stock Payments. Any key Employee, Director or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

8.5. Deferred Stock. Any key Employee, Director or Consultant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.6. Profits Interest Units. Any key Employee, Director or Consultant selected by the Administrator may be granted an award of Profits Interest Units in such amount and subject to such terms and conditions as may be determined by the Administrator; provided, however, that Profits Interest Units may only be issued for the performance of services to or for the benefit of the Partnership (a) in an individual’s capacity as a partner of the Partnership, (b) in anticipation of an individual becoming a partner of the Partnership, or (c) as otherwise determined by the Administrator, provided that the Profits Interest Units would constitute “profits interests” within the meaning of the Code, Treasury Regulations promulgated thereunder and any published guidance by the Internal Revenue Service with respect thereto. At the time of grant, the Administrator shall specify the date or dates on which the Profits Interest Units shall vest and become nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Profits Interest Units shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. The Administrator shall specify the purchase price, if any, to be paid by the grantee to the Partnership for the Profits Interest Units.

8.7. Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Administrator in its discretion.

8.8. Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

8.9. Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent, Profits Interest Unit, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Director, as applicable; provided, however, that, except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, Profits Interest Unit, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

8.10. Form of Payment. Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.7.

ARTICLE IX.

STOCK APPRECIATION RIGHTS

9.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee, Director or Consultant selected by the Administrator. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions (including, without limitation, in the case of awards to Employees, Directors or Consultants of the Services Company, any Services Company Subsidiary, the Partnership or any Partnership Subsidiary, the mechanism for the transfer or rights under such awards) not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement. The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock on the date the Stock Appreciation Right was granted.

9.2. Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

9.3. Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine; provided, however, that unless the Administrator otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator. An ISAR is exercisable only while the Holder is an Employee, Director or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

9.4. Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.7 above pertaining to Options.

(b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X.

ADMINISTRATION

10.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3, an “outside director” for purposes of Section 162(m) of the Code, and an “independent director” under the rules of the New York Stock Exchange (or other principal securities market on which shares of Common Stock are traded, if any). Any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 10.1 or otherwise provided in any charter of the Committee. The governance of the Committee shall be subject to the charter of the Committee as approved by the Board.

10.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules. Interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. The Committee shall have the power to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely; provided, however, that without the approval of the stockholders of the Company, neither the Committee nor the Board shall authorize the amendment of any outstanding Award to reduce its exercise price below the per share exercise price as of the date the Award is granted, and, except as permitted by Article 11, no Award shall be canceled and replaced with the grant of an Award having a lower exercise price. No Award may be settled in cash for an amount that is greater than the intrinsic value of the Award at the time of settlement. Grants or Awards under the Plan need not be the same with respect to each Holder. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

10.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

10.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

10.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XI.

MISCELLANEOUS PROVISIONS

11.1. Transferability of Awards.

(a) Except as otherwise provided in Section 11.1(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Holders, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 11.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock

Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 11.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

11.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders given within 12 months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, (i) increase the limits imposed in Section 2.1 on the maximum number of shares (including Profits Interest Units) which may be issued under the Plan, (ii) permit the Committee to grant Options or SARs with an exercise price that is below Fair Market Value on the date of grant, or (iii) be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company and, except as permitted by Section 11.3, no Option or Stock Appreciation Right may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right having a higher per share exercise price. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the date on which the Board originally adopted the 2003 Incentive Award Plan of Maguire Properties, Inc., Maguire Properties Services, Inc. and Maguire Properties, L.P. Any Awards that are outstanding on such date shall remain in full force and effect according to the terms of the Plan and the applicable Award Agreement.

11.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) Subject to Section 11.3(e), in the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or the Partnership, or exchange of Common Stock or other securities of the Company or the Partnership, issuance of warrants or other rights to purchase Common Stock or other securities of the Company or Partnership, or other similar corporate transaction or event affects the Common Stock or securities of the Partnership such that an adjustment becomes appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, the Administrator shall make proportionate adjustments to any or all of the following in order to prevent such dilution or enlargement:

(i) The number and kind of shares of Common Stock or Profits Interest Units (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii) The number and kind of shares of Common Stock or Profits Interest Units (or other securities or property) subject to outstanding Awards; and

(iii) The grant or exercise price with respect to any Award.

(b) Subject to Sections 11.3(c) and 11.3(e), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Award cannot vest, be exercised or become payable after such event;

(iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

(iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) To make adjustments in the number and type of shares of Common Stock or Profits Interest Units (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

(vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.6 or forfeiture under Section 7.5 after such event.

(c) Notwithstanding any other provision of the Plan, in the event of a merger of the Company with or into another corporation, the sale of substantially all of the assets of the Company or a Change in Control of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the optionee shall have the right to exercise the Option as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the optionee that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option shall terminate upon the expiration of such period, provided that the exercise of any portion of the Option so accelerated shall be subject to and conditioned upon the consummation of such transaction. For the purposes of this Section 11.3(c), the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each share of optioned stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of optioned stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(d) Subject to Sections 3.2, 3.3 and 11.3(e), the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

11.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within 12 months after the date of the Board’s adoption of the Plan, and any amendment to the Plan increasing the aggregate number of shares of Common Stock issuable under the Plan will be submitted for the approval of the Company’s stockholders after the date of the Board’s adoption of such amendment. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval is not obtained, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

11.5. Tax Withholding. The Company, the Partnership or the Services Company, as applicable, shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company, the Partnership or the Services Company, as applicable, withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

11.6. Loans. The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee. Notwithstanding the foregoing, (i) in no event shall any loan that is prohibited by the Sarbanes-Oxley Act of 2002 or that is inconsistent with the Company’s qualification as a REIT be permitted under the Plan and (ii) any loan that is made hereunder at any time which is then not prohibited by the Sarbanes-Oxley Act of 2002 shall become due and payable in full immediately before the loan would be prohibited by the Sarbanes-Oxley Act of 2002.

11.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall, to the extent permitted by applicable law, have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, the Partnership, the Services Company or a Subsidiary and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, the Partnership, the Services Company or a Subsidiary or which is inimical, contrary or harmful to the interests of the Company, the Partnership, the Services Company or a Subsidiary as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

11.8. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, the Partnership, the Services Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company, the Services Company, the Partnership or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.9. Section 83(b) Election Prohibited. No Holder may make an election under Section 83(b) of the Code with respect to any award or grant under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.

11.10 Grant of Awards to Certain Employees or Consultants. The Company and the Partnership, the Services Company or any Subsidiary may provide through the establishment of a formal written policy or otherwise for the method by which shares of Common Stock and/or payment therefor may be exchanged or contributed between the Company and such other party, or may be returned to the Company upon any forfeiture of Common Stock by the Holder, for the purpose of ensuring that the relationship between the Company and the Partnership, the Services Company or such Subsidiary remains at arm’s-length.

11.11 Restrictions on Awards. This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No Award shall be granted or awarded, and with respect to an Option already granted under the Plan, such Option shall not be exercisable:

(a) to the extent such Award or Option exercise could cause the Holder to be in violation of the Ownership Limit (as defined in the Company’s Articles of Incorporation, as amended from time to time); or

(b) if, in the discretion of the Administrator, such Award or Option exercise could impair the Company’s status as a REIT.

11.12. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock, the issuance and delivery of Profits Interest Units and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.13. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

11.14. Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

11.15. Conflicts with Company’s Articles of Incorporation. Notwithstanding any other provision of the Plan, no Holder shall acquire or have any right to acquire any Common Stock, and shall not have other rights under the Plan, which are prohibited under the Company’s Articles of Incorporation, as amended from time to time.

11.16 Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued subsequent to the adoption of this Plan or issuance of any Award. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of this Plan or issuance of any Award, the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of this Plan or issuance of any Award), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

IN WITNESS WHEREOF, the parties below have caused the foregoing Plan to be approved by their officers duly authorized on the date and year first set forth above.

MAGUIRE PROPERTIES, INC. a Maryland corporation
By:
Name:
Title:

MAGUIRE PROPERTIES SERVICES, INC. a Maryland corporation
By:
Name:
Title:

MAGUIRE PROPERTIES, L.P. a Maryland limited partnership
By:
Maguire Properties, Inc. a Maryland corporation Its General Partner
By:
Name:
Title:

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Maguire Properties, Inc. on April     , 2007.

Executed on this          day of April, 2007.

By:
Mark T. Lammas Secretary

* * * * * * * * *

I hereby certify that the foregoing Plan was duly adopted by the stockholders of Maguire Properties, Inc. on June 2, 2003.

Executed on this      day of April, 2007.

By:
Mark T. Lammas
Secretary

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

MAGUIRE PROPERTIES, INC. PROXY

2007 ANNUAL MEETING OF STOCKHOLDERS

JUNE 5, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, as record owner of the shares of Maguire Properties, Inc. (the “Company”) described below, hereby appoints Robert F. Maguire III and Mark T. Lammas, and each of them, as Proxies of the undersigned with full power of substitution, to represent and to attend the 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) to be held on Tuesday, June 5, 2007 at 8:00 A.M., local time, at the Loews Santa Monica Beach Hotel, 1700 Ocean Avenue. Santa Monica, California 90401, or any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS GIVEN WITH RESPECT TO ANY PARTICULAR MATTER, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” THE OTHER PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed and dated on the reverse side)